EXHIBIT 10.62

AMENDMENT TO AMENDMENT AND FORBEARANCE

This AMENDMENT TO AMENDMENT AND FORBEARANCE (“Amendment”) to is entered into as of December 12, 2008 by and between LSQ Funding Group, L.C. and BRE LLC (collectively, “Lender”), and Tri-S Security Corporation (“TSS”), Paragon Systems, Inc. (“Paragon”), The Cornwall Group, Inc., Vanguard Security, Inc., Forestville Corporation, Vanguard Security of Broward County, Inc., On Guard Security and Investigations, Inc., Armor Security, Inc. (“Armor”), Protection Technologies Corporation, International Monitoring, Inc., Guardsource Corp. and Virtual Guard Source, Inc. (collectively, “Borrower”).

WHEREAS, Lender and Borrower have, entered into that certain AMENDMENT AND FORBEARANCE AGREEMENT, dated March 26, 2008 (“Forbearance Agreement “);

WHEREAS, Borrower has requested that Lender extend the terms of the Forbearance Agreement from the date hereof through the earlier of January 1, 2010, or the occurrence of an Event of Default other than an Existing Default (the “Forbearance Period”); and

WHEREAS, all capitalized terms used herein and not otherwise defined herein are as defined in the Forbearance Agreement

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Agreement. The Forbearance Period is hereby extended until the earlier of January 1, 2010, or the occurrence of an Event of Default other than an Existing Default.

2. Representations and Warranties. To induce Lender to enter into this Amendment, Borrower hereby reconfirms all of the representations and warranties made in the Forbearance Agreement, as of and after giving effect to this Amendment.

3. Prior Agreement. The Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. The Forbearance Agreement and this Amendment (“Modifications”) do not constitute a novation and the terms and conditions of the Modifications shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between the Modifications and the terms of the Loan Documents, the terms of the Modifications shall be controlling.

4. Release by Borrower.

4.1 FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Lender and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

4.2 In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, or any equivalent statute or rule that may be applicable, which provides as follows:

“A general release does not extend to claims which the creditor does not know or expect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.” (Emphasis added.)

4.3 By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Lender with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

4.4 This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Lender to enter into this Amendment, and that Lender would not have done so but for Lender’s expectation that such release is valid and enforceable in all events.

4.5 Borrower hereby represents and warrants to Lender, and Lender is relying thereon, as follows:

(a) Except as expressly stated in this Amendment, neither Lender nor any agent, employee or representative of Lender has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Amendment.

(b) Borrower has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary.

(c) The terms of this Amendment are contractual and not a mere recital.

(d) This Amendment has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and is signed freely, and without duress, by Borrower.

(e) Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Lender, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

5. Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Lender of this Amendment by each party hereto, (b) Borrower’s payment of all legal fees and costs in connection with this Amendment which are outstanding, and (c) Lender’s receipt of the Acknowledgment of Forbearance and Reaffirmation of Guaranty substantially in the form attached hereto.

7. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Florida.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

TRI-S SECURITY CORPORATION

By:	/s/ R.G. Farrell
Name:	R.G. Farrell
Title:	Chairman / CEO

PARAGON SYSTEMS, INC.

By:	/s/ R.G. Farrell
Name:	R.G. Farrell
Title:	Chairman / CEO

THE CORNWALL GROUP, INC.

By:	/s/ R.G. Farrell
Name:	R.G. Farrell
Title:	Chairman / CEO

VANGUARD SECURITY, INC.

By:	/s/ R.G. Farrell
Name:	R.G. Farrell
Title:	Chairman / CEO

FORESTVILLE CORPORATION

By:	/s/ R.G. Farrell
Name:	R.G. Farrell
Title:	Chairman / CEO

VANGUARD SECURITY OF BROWARD COUNTY, INC.

By:	/s/ R.G. Farrell
Name:	R.G. Farrell
Title:	Chairman / CEO

ON GUARD SECURITY AND INVESTIGATIONS, INC.

By:	/s/ R.G. Farrell
Name:	R.G. Farrell
Title:	Chairman / CEO

ARMOR SECURITY, INC.

By:	/s/ R.G. Farrell
Name:	R.G. Farrell
Title:	Chairman / CEO

PROTECTION TECHNOLOGIES CORPORATION

By:	/s/ R.G. Farrell
Name:	R.G. Farrell
Title:	Chairman / CEO

INTERNATIONAL MONITORING, INC.

By:	/s/ R.G. Farrell
Name:	R.G. Farrell
Title:	Chairman / CEO

GUARDSOURCE CORP.

	By:	/s/ R.G. Farrell
	Name:	R.G. Farrell
	Title:	Chairman / CEO

VIRTUAL GUARD SOURCE CORP.

	By:	/s/ R.G. Farrell
	Name:	R.G. Farrell
	Title:	Chairman / CEO

LENDER:	LSQ FUNDING GROUP, L.C.

	By:	/s/ A. Maxwell Eliscu
	Name:	A. Maxwell Eliscu
	Title:	Manager

BRE LLC

	By	/s/ A. Maxwell Eliscu
	Name:	A. Maxwell Eliscu
	Title:	Manager

ACKNOWLEDGMENT OF FORBEARANCE

AND REAFFIRMATION OF GUARANTY

Section 1. Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Amendment and Forbearance, as amended (the “Forbearance”).

Section 2. Guarantor hereby consents to the Forbearance and agrees that the Guaranty relating to the Obligations of Borrower under the Loan Documents shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Forbearance or any other document or instrument delivered in connection herewith.

Section 3. Guarantor represents and warrants that, after giving effect to the Forbearance, all representations and warranties contained in the Guaranty are true, accurate and complete as if made the date hereof.

Dated as of December     , 2008.

GUARANTOR:

TRI-S SECURITY CORPORATION

By:	/s/ R.G. Farrell
Name:	R.G. Farrell
Title:	Chairman / CEO

PARAGON SYSTEMS, INC.

By:	/s/ R.G. Farrell
Name:	R.G. Farrell
Title:	Chairman / CEO

THE CORNWALL GROUP, INC.

By:	/s/ R.G. Farrell
Name:	R.G. Farrell
Title:	Chairman / CEO

VANGUARD SECURITY, INC.

By:	/s/ R.G. Farrell
Name:	R.G. Farrell
Title:	Chairman / CEO

FORESTVILLE CORPORATION

By:	/s/ R.G. Farrell
Name:	R.G. Farrell
Title:	Chairman / CEO

VANGUARD SECURITY OF BROWARD COUNTY, INC.

By:	/s/ R.G. Farrell
Name:	R.G. Farrell
Title:	Chairman / CEO

ON GUARD SECURITY AND INVESTIGATIONS, INC.

By:	/s/ R.G. Farrell
Name:	R.G. Farrell
Title:	Chairman / CEO

ARMOR SECURITY, INC.

By:	/s/ R.G. Farrell
Name:	R.G. Farrell
Title:	Chairman / CEO

PROTECTION TECHNOLOGIES CORPORATION

By:	/s/ R.G. Farrell
Name:	R.G. Farrell
Title:	Chairman / CEO

INTERNATIONAL MONITORING, INC.

By:	/s/ R.G. Farrell
Name:	R.G. Farrell
Title:	Chairman / CEO

GUARDSOURCE CORP.

	By:	/s/ R.G. Farrell
	Name:	R.G. Farrell
	Title:	Chairman / CEO

VIRTUAL GUARD SOURCE CORP.

	By:	/s/ R.G. Farrell
	Name:	R.G. Farrell
	Title:	Chairman / CEO

LENDER:	LSQ FUNDING GROUP, L.C.

	By:	/s/ A. Maxwell Eliscu
	Name:	Maxwell Eliscu
	Title:	Manager

BRE LLC

	By:	/s/ A. Maxwell Eliscu
	Name:	Max Eliscu
	Title:	Manager

The undersigned hereby consent to the AMENDMENT TO AMENDMENT AND FORBEARANCE as of the date thereof.

LENDERS FUNDING, LLC, a New York limited liability company

By:	/s/ Robert A. Zadek
Robert A. Zadek, Manager

CRESTMARK COMMERCIAL CAPITAL LENDING LLC, a Michigan limited liability company

By:	/s/ Jack Talkington
Name:	Jack Talkington
Title:	Chief Financial Officer

GULF COAST BANK AND TRUST CO.

By:	/s/ Allen E. Frederic Jr.
Name:	Allen E. Frederic Jr.
Title:	President